UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[]   Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[]   Definitive Proxy Statement
[]   Definitive Additional Materials
[]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        TENET INFORMATION SERVICES, INC.
                 -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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


(3) Filing Party:

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(4) Date Filed:

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

                         TENET INFORMATION SYSTEMS, INC.
                              2005 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of shareholders of Tenet Information Systems, Inc. will be held at the offices of Let's Go Aero, Inc. 3380 North El Paso Street, Suite G Colorado Springs, CO 80918 on April 29, 2005, at 10:00 a.m.

                         TENET INFORMATION SYSTEMS, INC.

March 31, 2005

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of TENET INFORMATION SERVICES, INC. to be held at 10:00 a.m., April 29, 2005, at the offices of Let's Go Aero, Inc., 3380 North El Paso Street, Suite G, Colorado Springs, CO 80918.

In connection with the Annual Meeting, enclosed herewith is the Proxy Statement and Proxy. Additionally, enclosed find our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004. We are requesting your approval of a number of proposals which are very important to the Company's future success. Therefore, whether or not you expect to attend the meeting in person, it is imperative that your shares be voted at the meeting. At your earliest convenience, please complete, date and sign the Proxy and return it in the enclosed, envelope furnished for that purpose.

Following the consideration of the proposals by the shareholders, management will present a current report on the activities of the Company. At the meeting, we will welcome your comments on or inquiries about the business of the Company that would be of interest to shareholders generally.

I look forward to seeing you at the Annual Meeting. In the meantime, please feel free to contact me with any questions you may have.

Sincerely,

/s/ Marty L. Williams
------------------------------
Marty L. Williams
Chairman and Chief Executive Officer

                        TENET INFORMATION SERVICES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON April 29, 2005
                          ----------------------------

To Our Shareholders:

The Annual Meeting of Shareholders of Tenet Information Services, Inc., a Utah corporation (the "Company"), will be held at 10:00 a.m., April 29, 2005, at the offices of Let's Go Aero, Inc., 3380 North El Paso Street, Suite G, Colorado Springs, CO 80918, for the following purposes:

     1. The election of Marty L. Williams, Sara Williams and Eric Nickerson as Directors;

     2.   To change the name of the Company to LGA, Inc.;

     3.   To approve and adopt the 2005 Equity Incentive Plan;

     4. To act upon a proposal to ratify the appointment of Cordovano and Honeck, Inc., Certified Public Accountants, as the independent public accountants of the Company for fiscal 2005; and

     5. To transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

The Board of Directors has fixed the close of business on March 31, 2005, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any and all adjournments thereof.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, please promptly mark, sign and date the enclosed proxy and return it in the envelope provided for that purpose.

By Order of the Board of Directors,

/s/ Marty L. Williams
----------------------------------------
Marty L. Williams
Chairman and Chief Executive Officer

                        Tenet Information Services, Inc.
                                 Proxy Statement


SOLICITATION OF PROXY, REVOCABILITY AND VOTING

The enclosed proxy is solicited on behalf of the Board of Directors of Tenet Information Services, Inc., a Utah corporation, (the "Company" or "Tenet") for use at the 2005 Annual Meeting of Shareholders (the "Annual Meeting"), to be held at the Company's principal executive offices 10:00 a.m., on April 29, 2005.

Only holders of Common Stock of record at the close of business on March 31, 2005, will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting. On March 31, 2005, the record date for the Annual Meeting, the Company had issued and outstanding 8,029,074 shares of Common Stock, no par value ("Common Stock").

The Company's principal executive offices are located at 3380 North El Paso Street, Suite G, Colorado Springs, CO 80918. The approximate date on which this Proxy Statement and the accompanying proxy are first being sent to shareholders is March 31, 2005.

Quorum And Voting

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote generally at the Annual Meeting is necessary to constitute a quorum. Votes withheld for director nominees and abstentions on the other proposals to be considered at the Annual Meeting will be counted in determining whether a quorum has been reached, but the failure to execute and return a proxy will result in a shareholder not being considered present at the meeting. The holders of the Common Stock vote on all matters to be submitted to shareholders at the Annual Meeting. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

Assuming the presence of a quorum, generally the adoption of a proposal by the shareholders requires the affirmative vote of the holders of at least a majority of all shares casting votes in person or by proxy at the Annual Meeting. Directors are elected by a plurality, and the three nominees who receive the most votes will be elected. Abstentions and broker non-votes will not be taken into account to determine the outcome of the election of directors or the approval of any proposal. Approval of all of the remaining proposals will require the affirmative vote of the holders of at least a majority of all shares casting votes in person or by proxy at the Annual Meeting. Only shares affirmatively voted for a proposal, including properly executed proxies that do not contain voting instructions, will be counted as favorable votes for that proposal. Brokers who hold shares of stock in street name for customers and who indicate on a proxy that the broker does not have discretionary authority to vote those shares as to a particular matter are referred to as broker non-votes. Broker non-votes will have no effect in determining whether a proposal will be adopted at the Annual Meeting although they would be counted as present for purposes of determining the existence of a quorum. Abstentions as to a particular proposal will have the same effect as votes against such proposal.

Revocability Of Proxies

Shares represented by proxies, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any proxy not specifying to the contrary will be voted in favor of the adoption of all of the proposals referred to in the Notice of Annual Meeting and for the three nominees for Director listed below. A shareholder who signs and returns a proxy may revoke it any time before it is voted by the filing of an instrument revoking it or a duly executed proxy bearing a later date with the Secretary of the Company. Your mere attendance at the Annual Meeting will not revoke your proxy.

Solicitation

The cost of soliciting proxies will be borne by the Company. Such solicitation will be made by mail and may also be made on behalf of the Company by the Company's Directors, officers or employees in person or by telephone, facsimile transmission or telegram. Security holders that share an address and are receiving multiple copies of annual reports or proxy statements may contact the Company to request that only 1 copy of an annual report or proxy statement be sent to that address in the future: 3380 North El Paso Street, Suite G, Colorado Springs, CO 80918; Telephone: 719-630-3800.

SECURITY OWNERSHIP

The following table sets forth, as of March 31, 2005, the beneficial ownership of the Common Stock of each of the Company's Directors and executive officers and any beneficial owner of more than five percent of the Common Stock, as well as by the Company's Directors and executive officers as a group. Except as set forth below, the Company is not aware of any beneficial owner of more than five percent of the Common Stock. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

On March 31, 2005, 8,029,074 shares of our Common Stock were outstanding.


------------------------------------------------------------------------------------------------------
                                                                                     Percentage of
Name and Address of Beneficial Owner as                         Number of Tenet       Outstanding
        of March 31, 2005                       Position      Common Shares Held      Shares Held
------------------------------------------- ----------------- -------------------- -------------------
Marty Williams (1, 2)                          President,               2,722,490          30.3
5565 Teakwood Terrace                       Chief Executive
Colorado Springs, CO 80918                      Officer,
                                                Director
------------------------------------------- ----------------- -------------------- -------------------
Sara Williams (1, 3)                           Secretary,               2,722,490          30.3
5565 Teakwood Terrace                          Treasurer,
Colorado Springs, C) 80918                      Director
------------------------------------------- ----------------- -------------------- -------------------
Eric J.  Nickerson (4)                           Director               3,239,264          28.3
1711 Chateau Ct.
Falston, MD 21047
------------------------------------------- ----------------- -------------------- -------------------
Floyd Murray                                       NA                   1,358,610          16.6
13020 Caraway Dr.
Sun City West, AZ 85375
------------------------------------------- ----------------- -------------------- -------------------
Matthew Tynan (5)                                  NA                     488,389           6.0
Tynan's VW
700 S.  Havana
Denver, CO 80012
------------------------------------------- ----------------- -------------------- -------------------
Matthew Drabczyk (6)                               NA                     553,051           6.6
Restaurant Interiors, Inc.
5530 Joliet St.
Denver, CO 80239
------------------------------------------- ----------------- -------------------- -------------------
Third Century II (7)                               NA                   3,239,264          28.3
1711 Chateau Ct.
Falston, MD 21047
------------------------------------------- ----------------- -------------------- -------------------
All Officers and Directors                                              5,461,754          48.9
as a Group (3 Persons (8))
------------------------------------------- ----------------- -------------------- -------------------

Notes to Table:

(1) Sara Williams and Marty Williams are husband and wife.

(2) Includes 1,834,160 shares owned as joint tenant with Sara Williams, options to acquire 194,165 shares and options to acquire 194,165 shares owned by Sara Williams.

(3) Includes 1,834,160 shares owned as joint tenant with Marty Williams, options to acquire 194,165 shares and options to acquire 194,165 shares owned by Marty Williams.

(4) Includes 2,948,017 shares owned by Third Century II and options to acquire 258,886 shares owned by Third Century II. Mr. Nickerson is Senior Partner of the investment company Third Century II. Mr. Nickerson disclaims beneficial ownership of all of the shares and options owned by Third Century II. Includes 245,000 shares of Tenet owned by Third Century II prior to Tenet's acquisition of LGA.

(5) Includes options to acquire 294,165 shares.

(7) Includes 32,361 shares owned by Eric J. Nickerson.

(8) The Directors are Marty Williams, Sara Williams and Eric J. Nickerson and includes the shares deemed directly or indirectly beneficially owned by each of them.

Note: Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person or entity holding such securities, but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all Shares shown as beneficially owned by them.

ELECTION OF DIRECTORS

The shareholders are being asked to elect three directors, who will comprise the entire Board of Directors of the Company, to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. All of the nominees are current members of the Board of Directors.

Although the Board of Directors has no reason to believe any of the nominees will be unable to accept such nomination, if such should occur, proxies will be voted (unless marked to the contrary) for such substitute person or persons, if any, as shall be recommended by the Board of Directors. However, proxies will not be voted for more than three Directors. Shareholders who do not wish their shares to be voted for a particular nominee may so direct in the space provided on the proxy card.

The Board of Directors has nominated, and recommends the election of, the three persons listed below to serve as Directors of the Company. The following information is furnished with respect to each nominee for election as a
Director:

Directors serve terms of 1 year or until his or her successor has been elected and qualified.

          Name          Age            Position             Director Since
   ------------------  -----   --------------------------   --------------
   Marty Williams*      45     Chief Executive Officer,        June 2004
                               President Director
   ------------------  -----   --------------------------   --------------
   Sara Williams*       36     Secretary, Treasurer,           June 2004
                               Director
   ------------------  -----   --------------------------   --------------
   Eric Nickerson       54     Director                        June 1990
   ------------------  -----   --------------------------   --------------
     * Marty Williams and Sara Williams are husband and wife.

MARTY WILLIAMS, Chief Executive Officer, President, Director. Mr. Williams was appointed to his positions upon the acquisition of LGA by Tenet effective June 30, 2004. Mr. Williams has been Chief Executive Officer, President and a Director of LGA since its inception in 1998. At LGA he is responsible for establishing and maintaining the corporate mission and culture. He is responsible for product creation, strategic planning, and the entrepreneurial spirit. He also directs and coordinates the LGA's financing to provide funding for new and continuing operations. Mr. Williams' professional experience includes many different areas in the securities industry where he applied his knowledge of small business operations, finance, strategic development and business modeling. As an independent broker at Schneider Securities, Inc., Denver, Colorado, from 1988 to 1991 and again from 1993 to 1999, Marty was principally involved in development of private placement offerings for early stage companies and the subsequent sales of those offerings. From 1991 to 1993 he was a stock broker with RAF Financial, Denver, Colorado. He has a Bachelor of Science in Business Administration, University of South Dakota.

SARA WILLIAMS, Secretary, Treasurer, Director. Ms. Williams was appointed to her positions upon the acquisition of LGA by Tenet effective June 30, 2004. Ms. Williams has been Treasurer and a Director of LGA since its inception in 1998. She has been Secretary of LGA since June 30, 2004. At LGA Ms. Williams manages daily business flow, business development, product inquiries, marketing, promotions, account management, dealer relations, sales and customer service, order fulfillment, shipping and accounting. Mrs. Williams' professional experience includes many areas in sales, advertising, software development, operations, and product development. She has been involved in direct sales, account management and start-up business management in the areas of print advertising, new business development, customer relations, and marketing. At Sunset Publishing Corporation, Menlo Park, California, as a Direct Sales Representative from 1993 to 1995 and 1996 to 1998 , Mrs. Williams was responsible for generating sales of new advertising programs and account management. While working for Saligent, Inc., Colorado Spring, Colorado for a short period in 1995, Mrs. Williams was occupied with inside sales management, program development, supervision and training. She has a Bachelor of Arts in Political Science, The Colorado College.

ERIC J. NICKERSON has served as a Director of Tenet since June of 1990 and as a Director of LGA since April 2001. Mr. Nickerson was a member of the faculty of the United States Military Academy at West Point, New York from 1989 to 1993. In June 1993, Mr. Nickerson retired as a United States Air Force officer. Currently, Mr. Nickerson is a private investor and directs personal accounts in an investing partnership, Third Century II. Third Century II is a major shareholder in Tenet.

Directors are elected by a plurality, and the three nominees who receive the most votes will be elected. Abstentions and broker non-votes will not be taken into account to determine the outcome of the election of directors or the approval of any proposal.

Meetings of the Board of Directors and Committees

The Board of Directors of the Company held a total of four (4) meetings during the fiscal year ended June 30, 2004 (including actions adopted by unanimous consent). Each member of the Board of Directors attended 100% of the meetings of the Board of Directors. All Board of Directors members attended Tenet's most recent prior annual meeting of shareholders. The Company does not have a policy with regard to Director's attendance at annual meetings. The Company's Board of Directors has not created a procedure for shareholders to send communications to the Board of Directors since the Company's Board of Directors and management team is quite small and easily accessible. Communications may be sent to Tenet's principal business office: 3380 North El Paso Street, Suite G, Colorado Springs, CO 80918.

The entirety of the Board of Directors serves as the Company's Audit Committee.

The Audit Committee of the Board of Directors presently consists of Mr. Williams, Mrs. Williams and Mr. Nickerson. The Board of Directors in its capacity as Audit Committee has approved all the Company's financials and the filing thereof. The Board of Directors in its capacity as Audit Committee recommends the engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants, for reviewing and evaluating the Company's accounting principles, reviewing the independence of independent auditors, and reviewing the adequacy and effectiveness of the Company's internal controls. See "Report of the Audit Committee."

Compensation Of Directors

Members of the Board of Directors do not currently receive any cash compensation for serving on the Board of Directors or any committee thereof.

Director Nomination Process

The Company presently does not have a nominating committee to select nominees for its Board of Directors, nor does it have a committee performing a similar function. None of the Board members acting in their nominating capacity is independent as defined by the National Association of Securities Dealers, Inc. listing standards. Currently, the Company believes that, because the Company cannot afford directors and officers liability insurance, the Company could not recruit quality nominees, other than the current Directors, to serve on the Board of Directors. No candidates have been put forth by shareholders, nor has the Company paid a third party to assist in identifying or evaluating prospective nominees. The Board of Directors has no policy with regard to the consideration of any director candidates nominated by security holders. Tenet is a very small company owned primarily by its current Directors, which the Board of Directors believes makes a security holder nominating policy of little value to security holders. If a security holder wishes to nominate a person as a director, then that security holder may contact any Board of Directors member with such a nomination. The Board of Directors has no specific qualifications for director nominees made by it or security holders.

RECENT CHANGE IN CONTROL

Tenet Information Systems, Inc., ("Tenet") is the sole owner of its operating subsidiary, Let's Go Aero, Inc. ("LGA"). Tenet acquired LGA effective June 30, 2004, through a stock for stock exchange under which the former shareholders of LGA were issued new Tenet shares of Common Stock in exchange for all of LGA's outstanding shares and $1,518,440 of debt. The former LGA shareholders and debt holders ended up with 85% of the outstanding Common Stock of Tenet.

Upon the acquisition of LGA, two of Tenet's three Directors resigned and two Directors of LGA were appointed to fill those positions. The third Tenet director was and is a director of both companies. In addition, all of the officers of Tenet resigned and members of LGA's management team were appointed to those positions.

All of LGA's shareholders will exchange all of their shares of LGA Common Stock for a total of 5,762,214 newly issued shares of Tenet's $.001 par value Common Stock. The 14 former LGA shareholders will then own in the aggregate 85% of the issued and outstanding shares of Tenet.

EXECUTIVE COMPENSATION

The Company does not have a separate compensation committee--the full Board of Directors makes all compensation decisions regarding officers' compensation. The following table sets forth information with respect to all officers of Tenet and LGA who received $100,000 more of annual compensation for all services rendered in all capacities in the three most recent fiscal years and for the CEO regardless of compensation.

----------------------------------------------------------------------------------------------------------------------
                                    Annual Compensation                        Long-Term Compensation
                             ---------------------------------- ------------------------------------------------------
                                                                           Awards              Payouts
                                                                ----------------------------- ----------- ------------
                                                     Other       Restricted     Securities
                                                     Annual        Stock        Underlying       LTIP       All Other
     Name and                  Salary     Bonus $  Compensation    Awards      Options/SARs    Payouts    Compensation
Principal Position  Year (1)     $         $           $             $              #             $            $
------------------- -------- ----------- --------- ------------ ------------- --------------- ----------- ------------
----------------------------------------------------------------------------------------------------------------------
LGA
----------------------------------------------------------------------------------------------------------------------
------------------- -------- ----------- --------- ------------ ------------- --------------- ----------- ------------
Marty Williams (2), 2004         48,000         0            0             0               0           0            0
CEO
------------------- -------- ----------- --------- ------------ ------------- --------------- ----------- ------------
                    2003         48,000         0            0             0               0           0            0
------------------- -------- ----------- --------- ------------ ------------- --------------- ----------- ------------
                    2002         36,000         0            0             0               0           0            0
------------------- -------- ----------- --------- ------------ ------------- --------------- ----------- ------------
----------------------------------------------------------------------------------------------------------------------
Tenet
----------------------------------------------------------------------------------------------------------------------
------------------- -------- ----------- --------- ------------ ------------- --------------- ----------- ------------
Jerald L.           2004                                                   0               0
Nelson, Chairman
of the Board,
President
(Resigned)
------------------- -------- ----------- --------- ------------ ------------- --------------- ----------- ------------
                    2003          7,365         0            0             0               0           0            0
------------------- -------- ----------- --------- ------------ ------------- --------------- ----------- ------------
                    2002              0         0        1,000         2,703               0           0            0
------------------- -------- ----------- --------- ------------ ------------- --------------- ----------- ------------
----------------------------------------------------------------------------------------------------------------------

Notes

(1) Tenet's fiscal year and that of its subsidiary, Let's Go Aero, Inc., were changed to July 1 - June 30 as of June 30, 2004. Amounts for 2004 (6 months) are annualized.

(2) Marty Williams was CEO of LGA for the entire fiscal years 2002, 2003 and 2004. LGA was not a registered company during that period. Mr. Williams became CEO of Tenet effective June 30, 2004, under the terms of the Acquisition Agreement by which Tenet acquired LGA. LGA is a wholly owned subsidiary of Tenet.

The following table contains information regarding individual grants of stock options and freestanding SARs made during the last completed fiscal year to the named executive officers. Tenet changed its fiscal year to July 1 - June 30 effective June 30, 2004. Therefore, the following table sets forth information for 6 months ended June 30, 2004.


-------------------------------------------------------------------------------------------------------------------------
                                                     Percent of Total
                           Number of Securities   Options/SARs Granted
                                Underlying           to Employees in
       Name                options/SARs Granted        Fiscal Year        Exercise or Base Price     Expiration Date
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Marty Williams (1), CEO          194,165                   13%                    ..695                 3/31/2006
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Sara Williams,                   194,165                   13%                     .695                 3/31/2006
Secretary, Treasurer
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------------------------------------------------------------------------------------------------------

Note

(1) The above officers became officers of Tent effective June 30, 2004, under the terms of the Acquisition Agreement by which Tenet acquired LGA. The options described are options that were awarded by LGA and converted to options for Tenet stock under the terms of the Acquisition Agreement.


-------------------------------------------------------------------------------------------------------------------------
                                                                Number of Securities          Value (2) of Unexercised
                                                               Underlying Unexercised       In-the-Money Options/SARs at
                           Shares Acquired on    Value        Options/SARs at FY End                  FY End
          Name                 Exercise         Realized     Exercisable/Unexercisable       Exercisable/Unexercisable
------------------------- -------------------- ----------- ------------------------------- ------------------------------
Marty Williams (1), CEO              0               0                194,165 / 0                        0 / 0
------------------------- -------------------- ----------- ------------------------------- ------------------------------
Sara Williams (1),                   0               0                194,165 / 0                        0 / 0
Secretary, Treasurer
------------------------- -------------------- ----------- ------------------------------- ------------------------------
-------------------------------------------------------------------------------------------------------------------------

Note

(1) The above officers became officers of Tent effective June 30, 2004, under the terms of the Acquisition Agreement by which Tenet acquired LGA. The options described are options that were awarded by LGA and converted to options for Tenet stock under the terms of the Acquisition Agreement.

(2) As of March 29, 2005, based on a bid price of $.51.

NAME CHANGE

The name of the registrant, Tenet Information Systems, Inc., is a vestige of the Company's operations as an information software vendor and has nothing to do with the Company's current business which is operated through its wholly owned subsidiary, Let's Go Aero, Inc. The proposed new name, LGA, Inc., is more closely associated with the Company's business and has less possibility for creating confusion. The name change will be an amendment to the Company's articles of incorporation.

Assuming a quorum is present in person or by proxy at the meeting of shareholders, the name change will be adopted if more votes are cast in favor of the name change than are cast against the proposal.

APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN

The Company's shareholders are being asked to approve the Company's 2005 Equity Incentive Plan, a copy of which is included as Appendix "A".

Equity Compensation Plan Information

If the 2005 Equity Incentive Plan is approved, then the Company's Common Stock will underlie all Plan options and restricted stock grants. Common Stock also underlies all non-Plan stock options outstanding. The options outstanding as of July 1, 2004, were replacements for outstanding options of Let's Go Aero, Inc. before its acquisition by Tenet. The Let's Go Aero, Inc. outstanding options were held by both employees and non-employees. The options set forth in the following table are Incentive Stock Options issued under the Plan. All outstanding options vest (or vested) over time and continued service and are exercisable for cash or shares of equivalent value. The market value of the shares underlying the Plan options (bid price) on March 29, 2005, was $.51 per share.

  ---------------------------------------------------------------------------
                                                            Balance
                            Exercise Expiration            Remaining
  Name & Position            Price     Date       Vested   to Vest    Total
  ------------------------- -------- ------------ -------- -------- ---------
  Marty Williams, CEO,      $0.765   3/31/06      444,165        0  444,165
  Director, Chairman
  ------------------------- -------- ------------ -------- -------- ---------
  Sara Williams, Secretary, $0.765   3/31/06      444,165        0  444,165
  Treasurer, Director
  ------------------------- -------- ------------ -------- -------- ---------
  All Current Executive     $0.765   3/31/06      888,330        0  888,330
  Officers as a Group
  ------------------------- -------- ------------ -------- -------- ---------
  ---------------------------------------------------------------------------

Plan Summary

The following description of the 2005 Equity Incentive Plan is intended only as a summary. The following table sets forth the benefits that have been or will be awarded under the Plan upon its approval by shareholders:

                           2005 EQUITY INCENTIVE PLAN

  ----------------------------------------------------------------------------
  Name & Position                            Dollar Value (1)   Number of Units
  ----------------------------------------   ---------------   ---------------
  ----------------------------------------   ---------------   ---------------
  Marty Williams, CEO, Chairman, Director          -0-             444,165
  ----------------------------------------   ---------------   ---------------
  ----------------------------------------   ---------------   ---------------
  Sara Williams, Secretary, Treasurer,             -0-             444,165
  Director
  ----------------------------------------   ---------------   ---------------
  ----------------------------------------------------------------------------

  (1) Based on a bid price of $0.51 as of March 29, 2005.

Purpose

The purpose of the 2005 Equity Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders principally by enabling the Company to offer employees and consultants of the Company and its subsidiaries and non-employee directors of the Company stock-based incentives in the Company in order to attract, retain and reward such individuals and strengthen the mutuality of interest between such individuals and the Company stockholders.

Eligibility

All employees and consultants of the Company and its subsidiaries and non-employee directors of the Company designated by the Board of Directors of the Company to participate in the 2005 Equity Incentive Plan are eligible to receive options under the 2005 Equity Incentive Plan. As of March 29, 2005, there were 2 director-employees, 1 director-non-employee, 2 other employees and 3 consultants.

Available Shares

If the proposed amendment is approved, options covering a maximum of 1,500,000 shares of Common Stock may be issued under the 2005 Equity Incentive Plan. If an option expires, terminates or is cancelled, the unissued shares of Common Stock subject to the option will again be available under the 2005 Equity Incentive Plan.

Terms of Stock Options

Under the 2005 Equity Incentive Plan, options granted to employees may be in the form of incentive stock options or nonqualified stock options. Options granted to consultants or non-employee directors may only be nonqualified stock options. The Board of Directors will determine the number of shares subject to each option, the term of each option (which may not exceed ten years), the exercise price per share of stock subject to each option, the vesting schedule (if any) and the other material terms of the option. No incentive stock option may have an exercise price less than 100% of the fair market value of the Common Stock at the time of the grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of the fair market value). The exercise price of a nonqualified stock option will be determined by the Board of Directors.

The option price upon exercise may be paid in cash or, if so determined by the Board of Directors, in shares of Common Stock by a reduction in the number of shares of Common Stock issuable upon the exercise of the option or by such other method as the Board of Directors determines. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Board of Directors. The Board of Directors may at any time offer to buy an option previously granted on such terms and conditions as the Board of Directors establishes. At the discretion of the Board of Directors, options may provide for reloads (i.e., a new option is granted for the same number of shares as the number used by the holder to pay the option price upon exercise).

Subject to limited exceptions, options are forfeited upon termination of employment or service. Options are not assignable (except by will or the laws of descent and distribution).

Options may not be granted after the tenth anniversary of the 2005 Equity Incentive Plans adoption.

The means of payment, if any, for shares issued upon exercise of an award will be specified in each award agreement. The 2005 Equity Incentive Plan permits payment to be made by cash, check, broker-assisted same day sales, and by delivery of other shares of Company Common Stock which they have owned as of the exercise date. For nonqualified stock options, stock awards, and stock received upon the exercise of stock appreciation rights, the option holder or stock recipient must also pay the Company, at the time of purchase, the amount of federal, state, and local withholding taxes required to be withheld by the Company. An award under the 2005 Equity Incentive Plan may permit or require that such withholding tax obligations be paid by having the Company withhold shares of common stock having a value equal to the amount required to be withheld. Certain executives of the Company may elect to pay their withholding obligations by having shares withheld.

Performance Goals

Awards may, but need not, vest or be granted subject to the satisfaction of one or more performance goals. Performance goals for awards will be determined by the Board of Directors and will be designed to support the Company's business strategy, and align grantee's interests with customer and shareholder interests. For awards that are intended to qualify as performance-based compensation under
Section 162(m) of the Internal Revenue Code, performance goals will be based on one or more of the following business criteria: sales or licensing volume, revenues, customer satisfaction, expenses, organizational health/productivity, earnings (which includes similar measurements such as net profits, operating profits and net income, and which may be calculated before or after taxes, interest, depreciation, amortization or taxes), margins, cash flow, shareholder return, return on equity, assets, or investments, working capital, product shipments, product releases, brand or product recognition/acceptance, and/or stock price.

Achievement of the goals may be measured individually, alternatively, or in any combination; with respect to the Company, a subsidiary, division, business unit, product line, product, or any combination of the foregoing; on an absolute basis, or relative to a target, to a designated comparison group, to results in other periods, or to other external measures; and including or excluding items that could affect the measurement, such as extraordinary or unusual and nonrecurring gains or losses, litigation or claim judgments or settlements, material changes in tax laws, acquisitions, divestitures, the cumulative effect of accounting changes, asset write-downs, restructuring charges, or the results of discontinued operations.

Restricted Stock Grants

The 2005 Equity Incentive Plan also authorizes the Board of Directors to issue stock to the qualified participants in the Plan. Restricted stock may or may not be granted subject to vesting over a period of continued service at the discretion of the Board of Directors. Restricted stock granted under the Plan is not purchased by the recipient in contrast to the requirement that a recipient of an option must purchase the shares underlying the option.

Stock Appreciation Rights

Stock appreciation rights ("SARs") may be granted alone ("Stand-Alone SARs"), in addition to, or in tandem ("Tandem SARs") with a stock option under the 2005 Equity Incentive Plan. Upon exercise of a Stand-Alone SAR, the grantee will be entitled to receive the excess of the fair market value on the exercise date of the Company Common Stock underlying the SAR over the aggregate base price applicable to such shares; provided that the base price per share may not be less than the fair market value of such shares on the grant date. A grantee granted a Tandem SAR will be required to elect between exercising the underlying option and surrendering the option in exchange for a distribution from the Company equal to the excess of the fair market value on the surrender date of the shares that were vested under the surrendered option over the aggregate exercise price payable for such shares. Any such surrender must be first approved by the Board of directors. Distributions to the grantee may be made in Common Stock, in cash, or in a combination of stock and cash, as determined by the Board of Directors.

Certain Reorganizations

The 2005 Equity Incentive Plan provides for appropriate adjustments of the number and kind of shares to be issued upon exercise of an option and of the exercise price to reflect changes in the capital structure of the corporation, stock splits, recapitalizations, mergers and reorganizations.

Amendment or Termination of the 2005 Equity Incentive Plan

The 2005 Equity Incentive Plan may be amended by the Board of Directors of the Company, except that stockholder approval of amendments will be required among other things (a) to the extent stockholder approval is required by Rule 16b-3 under the Securities Exchange Act of 1934, and (b) to (i) increase the maximum number of shares subject to options granted in a fiscal year, (ii) change the classification of employees eligible to receive awards, (iii) extend the maximum option period under the 2005 Equity Incentive Plan, or (iv) increase the number of shares that may be issued under the 2005 Equity Incentive Plan. The 2005 Equity Incentive Plan is effective for ten years from the date the 2005 Equity Incentive Plan was adopted by the Board of Directors during which time options may be granted.

Administration

The 2005 Equity Incentive Plan will be administered by the Board of Directors. The Board of Directors will determine the individuals who will receive options and the terms of the options, which will be reflected in written agreements with the holders. Decisions by the Board of Directors or the Board of Directors with respect to the 2005 Equity Incentive Plan are final and binding.

Term of Award

The term of an award may be no more than ten years from the date of grant. No grant may be exercised after the expiration of its term.

Death or Disability

If an grantee's employment or consulting relationship terminates as a result of his or her death or total and permanent disability, then his or her grants will vest to the extent of any vesting that would have occurred within the following 12 months had the employment or consulting relationship continued. Following death, an option or SAR may be exercised, to the extent vested and not expired, within the 12-month period following the grantee's death by his or her estate or by the person who acquires the exercise right by bequest or inheritance. Following total and permanent disability, an option or SAR may be exercised, to the extent vested and not expired, within the 18-month period following the date on which the grantee ceased performing services.

Federal Income Tax Consequences

The U.S. federal income tax consequences to the Company and its employees of awards under the 2005 Equity Incentive Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the 2005 Equity Incentive Plan.

Recipients of awards under the 2005 Equity Incentive Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

As discussed above, several different types of instruments may be issued under the Equity Incentive Plan. The tax consequences related to the issuance of each is discussed separately below.

Options. As noted above, options granted under the 2005 Equity Incentive Plan may be either incentive stock options or nonqualified stock options. Incentive stock options are options which are designated as such by the Company and which meet certain requirements under Section 422 of the Internal Revenue Code and the regulations thereunder. Any option that does not satisfy these requirements will be treated as a nonqualified stock option.

Incentive Stock Options. If an option granted under the 2005 Equity Incentive Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.

If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.

If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. (However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income.) The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, the Company may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.

The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

In general, there will be no federal income tax deductions allowed to the Company upon the grant, exercise, or termination of an incentive stock option. However, if an optionee sells or otherwise disposes of stock received on the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

Nonqualified Stock Options. Nonqualified stock options granted under the 2005 Equity Incentive Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Stock Awards. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Company's common stock associated with the stock award is received in an amount equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested (i.e., if the employee is required to work for a period of time in order to have the right to sell the stock) when it is received under the 2005 Equity Incentive Plan and the recipient had not elected otherwise, the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. The income realized by the recipient will generally be subject to U.S. income and employment taxes.

In the case of stock awards that take the form of the Company's unfunded and unsecured promise to issue common stock at a future date, the grant of this type of stock award is not a taxable event to the recipient because it constitutes an unfunded and unsecured promise to issue shares of Company Common Stock at a future date. Once this type of stock award vests and the recipient receives the Company Common Stock, the tax rules discussed in the previous paragraph will apply to receipt of such shares.

The recipient's basis for determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested, as applicable. Upon the disposition of any stock received as a stock award under the 2005 Equity Incentive Plan, the difference between the sale price and the recipient's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if, at the time of disposition, the shares have been held for more than one year since the recipient recognized compensation income with respect to such shares.

If a recipient of a stock award receives the cash equivalent of Company common stock (in lieu of actually receiving Company common stock), the recipient will recognize ordinary compensation income at the time of the receipt of such cash in the amount of the cash received.

In the year that the recipient of a stock award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

Stock Appreciation Rights. As discussed above, the Company may grant either Stand-Alone SARs or Tandem SARs under the 2005 Equity Incentive Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the employee receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the employee at the time that it is received. If the employee receives the appreciation inherent in the Stand-Alone SARs in stock, the employee will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the employee for the stock.

With respect to Tandem SARs, if a holder elects to surrender the underlying option in exchange for cash or stock equal to the appreciation inherent in the underlying option, the tax consequences to the employee will be the same as discussed above relating to Stand-Alone SARs. If the employee elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the employee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone SARs or Tandem SARs. However, upon the exercise of either a Stand-Alone SAR or a Tandem SAR, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Stockholder Approval

The Company's Board of Directors seeks stockholder approval because such approval is required under the Internal Revenue Code as a condition to incentive stock option treatment and will maximize the potential for deductions associated with any non-qualified options granted under the 2005 Equity Incentive Plan.

The affirmative vote of a majority of the votes cast by all holders of the outstanding shares of Common Stock (with each share of Common Stock entitled to one vote) is required for ratification of this proposal.

REPORT OF THE AUDIT COMMITTEE

MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

The Audit Committee of the Company's Board of Directors (the "Audit Committee") currently consists of the entirety of the Board of Directors. Only Mr. Nickerson is independent as defined under the National Association of Securities Dealers` listing standards. The Board of Directors does not have a written charter regarding its duties while serving as the Audit Committee. None of the members of the Board of Directors is an expert in accounting matters.

REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 2004

The Board of Directors has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2004, with the Company's management. The Board of Directors also discussed with Cordovano and Honeck, Inc., Certified Public Accountants, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees".

Based on the Board of Directors' reviews and discussions noted above, the Board of Directors determined that the Company's consolidated audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, for filing with the Securities and Exchange Commission.

The Board of Directors recommends the appointment by the Board of Directors of the Company of Cordovano and Honeck, Inc., Certified Public Accountants, independent auditors, to examine the books, accounts and records of the Company for the fiscal year ending June 30, 2005

Audit Committee / Board of Directors

Mr. Marty L.  Williams
Mrs. Sara Williams
Mr. Eric Nickerson

                             AUDIT AND RELATED FEES

Audit Fees

The aggregate fees billed by the Company's auditors for professional services rendered in connection with the audit of the Company's annual consolidated financial statements for fiscal 2003 and fiscal 2004 and reviews of the consolidated financial statements included in the Company's Forms 10-QSB are set forth in the following table:

    ----------------------------------------------------------------
    ---------------------- -------------------- --------------------
                               Fiscal 2003         Fiscal 2004 1
    ---------------------- -------------------- --------------------
    Current auditor                -0-                $15,525
    ---------------------- -------------------- --------------------
    Prior Auditor                $16,008                -0-
    ---------------------- -------------------- --------------------
    ----------------------------------------------------------------

Note

(1) Tenet's fiscal year was changed to July 1 - June 30 effective June 30, 2004. Fiscal 2004 is for 6 months.

Audit-Related Fees

For fiscal 2003 and fiscal 2004, the Company's auditors did not bill any fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees" above.

Tax Fees

No fees were billed by the Company's auditors for professional services for tax compliance, tax advice, and tax planning for fiscal 2003 or fiscal 2004.

All Other Fees

No fees were billed by the Company's auditors for all other non-audit services rendered to the Company, such as attending meetings and other miscellaneous financial consulting, in fiscal 2003 or fiscal 2004.

Audit Committee

The Board of Directors in its Audit Committee role has no formal procedures and polices for prior approval of fees paid to its auditor. The Board of Directors, however, meets prior to filing of any Form 10-QSB or 10-KSB to approve those filings. In addition, the Board of Directors meets to discuss audit plans and anticipated fees for audit and tax work prior to the commencement of that work. Approximately 100% of all fees paid to our independent auditors for fiscal 2004 are pre-approved by the Board of Directors.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The firm of Cordovano and Honeck, Inc., Certified Public Accountants has been selected by the Board of Directors to serve as the Company's independent auditors for fiscal year 2005. The shareholders will be asked to ratify this appointment at the Annual Meeting.

The reports of Cordovano and Honeck on the Company's financial statements for the year ended June 30, 2004 and did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and through March 31, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

As a result of the change of control of Tenet after the acquisition of Let's Go Aero, Inc. June 30, 2004, by action of the new Board of Directors, the former accountants were replaced by Cordovano and Honeck, Inc., Certified Public Accountants.

The following resolution concerning the appointment of the independent auditors will be presented to the shareholders at the Annual Meeting:

RESOLVED, that the appointment by the Board of Directors of the Company of Cordovano and Honeck, Inc., Certified Public Accountants, independent auditors, to examine the books, accounts and records of the Company for the fiscal year ending June 30, 2005 is hereby ratified and approved.

A representative of the principal accountant for the current year and for the most recently completed fiscal year is not expected to be present at the shareholders' meeting.

The affirmative vote of a majority of the votes cast by all holders of the outstanding shares of Common Stock (with each share of Common Stock entitled to one vote) is required for ratification of this proposal.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Executive officers, directors and ten percent stockholders are required by SEC regulations to furnish the Company with a copy of all Section 16(a) forms ("Forms 3, 4, and 5") that they file. To the Company's knowledge, based solely on a review of copies of the Forms 3, 4 and 5 furnished to the Company, all applicable Section 16(a) filing requirements were met except as listed below:

Eric Nickerson, Director - Failure to file Form 3, Form 4 or Form 5 Third Century II - Failure to file Form 3, form 4 or Form 5

Certain Relationships and Related Transactions.

Acquisition of LGA by Tenet

Mr. Eric Nickerson is a Director of LGA and has been a Director of LGA since 2001. Mr. Nickerson is a Director of Tenet and has been a Director of Tenet since 1990. Mr. Nickerson also is the manage of Third Century II, a private investment company that prior to June 30, 2004, held promissory notes reflecting principal and interest payable by LGA in the amount of $1,009,977.57. In addition, Third Century II prior to June 30, 2004 was the holder of 245,000 shares of Tenet Common Stock. Finally, Mr. Nickerson prior to June 30, 2004, owned 32,361 shares of LGA individually. All share amounts reflect post LGA acquisition adjustments.

The transaction under which Tenet acquired LGA was proposed by Mr. Nickerson to LGA's management. Under the terms of the Acquisition Agreement, Third Century II's debt was converted to 1,484,968 shares of Tenet. Third Century II now owns or may acquire 1,988,854 shares of Tenet, or 28.3% of Tenet's outstanding stock. In considering the acquisition, Mr. Nickerson's opinions and desires held substantial influence on the Boards of Directors of the two companies. Although Mr. Nickerson's vote on the Board of Directors of both Tenet and LGA is recorded for purposes of qualifying the respective Board's of Directors Consents to Action under the Corporate laws of Utah for Tenet and Colorado for LGA, both Boards of Directors determined that Mr. Nickerson's vote was not necessary for the approval of the Acquisition Agreement.

In the course of the negotiation of the terms of the Acquisition Agreement, it was obvious to all parties that Mr. Nickerson was under a material and irreconcilable conflict of interest. Third Century II stood to gain from the transaction through the conversion of a promissory note with doubtful collectibility into shares of stock of a company for which there is a public, albeit thinly traded, market. Under the transaction, Mr. Nickerson was also able to convert his investment in LGA shares into shares of a company with a public market But these interests were no different than those of any other note holder or shareholder of LGA.

Mr. Nickerson, however, was also a beneficial owner of Tenet shares through Third Century II and a Director of Tenet before the acquisition of LGA by Tenet. In his positions with the two companies he would not have been able to reconcile his duty to pursue the best terms of the Acquisition Agreement for the shareholders or note holders of LGA on the one hand against the terms favoring the shareholders of Tenet on the other hand.

Although Mr. Nickerson's conflict of interest was recognized by the parties to the transaction, the Directors without conflicts of interest unanimously agreed to the terms of the Acquisition Agreement. In addition, as the transaction was structured, each shareholder of LGA was given the right to reject the offer to exchange his, her or its shares or notes for shares of Tenet.

SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS

Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") for inclusion in the Company's proxy materials for its 2005 Annual Meeting of Shareholders must be received by the Secretary of the Company at the principal offices of the Company no later December 30, 2005.

Written notice of proposals of shareholders submitted outside the processes of Rule 14a-8 under the Exchange Act for consideration at the 2005 Annual Meeting must have been received by the Company on or before February 22, 2006, in order to be considered timely for purposes of Rule 14a-4 under the Exchange Act. The persons designated in the Company's proxy card will be granted discretionary authority with respect to any shareholder proposal with respect to which the Company does not receive timely notice.

FORWARD-LOOKING STATEMENTS

This proxy statement may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "would," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "projects," "potential," or "continue" or the negative of such terms and other comparable terminology. Opinions, forecasts, projections, guidance or other statements other than statements of historical fact are considered forward-looking statements. These statements are based upon assumptions that are subject to change and other risks. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Certain risks and uncertainties inherent in the Company's business are set forth in its filings with the Securities and Exchange Commission. Estimates of future financial or operating performance, provided by the Company, are based on existing market conditions and information available at this time. Actual financial and operating performance may be higher or lower. Future performance is dependent upon many factors, including the success of the Company's international operations, the Company's ability to attract and retain distributors and preferred customers, changes in laws and governmental regulations and changes in market conditions. All subsequent written and oral forward-looking statements attributable to the Company or to individuals acting on the Company's behalf are expressly qualified in their entirety by this paragraph. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, or otherwise.

GENERAL INFORMATION

The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Annual Meeting, but if any matters are properly presented, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote.

Shareholders who desire to have their shares voted at the Annual Meeting are requested to mark, sign, and date the enclosed proxy and return it promptly in the enclosed postage-paid envelope. Shareholders may revoke their proxies at any time prior to the Annual Meeting and shareholders who are present at the Annual Meeting may revoke their proxies and vote, if they so desire, in person.

A copy of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, for the fiscal year ended June 30, 2004 is enclosed with this Proxy Statement and Proxy.

By Order of the Board of Directors,

/s/ Marty L.  Williams
--------------------------------------------------------------
February 1, 2005
Chairman of the Board of Directors and Chief Executive Officer

                                   APPENDIX A

         2005 EQUITY INCENTIVE PLAN 0F Tenet Information Services, Inc.


                           2005 Equity Incentive Plan

                         TENET INFORMATION SYSTEMS, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS -

                  ANNUAL MEETING OF SHAREHOLDERS April 29, 2005

The undersigned, revoking all prior proxies, hereby appoint(s) Marty L. Williams and Sara Williams, or either of them, with full power of substitution, as proxies to represent and vote, as designated below, all share of Common Stock of Tenet Information Services, Inc., held of record by the undersigned at the close of business on March 31, 2005, at the Annual Meeting of Shareholders to be held on April 29, 2005, and at any adjournment thereof.

This proxy when properly executed will be voted in the manner directed below by the undersigned. If no contrary direction is made, this proxy will be voted "FOR" all of the proposals set forth below, including all the nominees listed in
Item 1 (or, if any such nominees should be unable to accept such nomination, for such other substitute person or persons as may be recommended by the Board of Directors), and in accordance with the proxies` best judgment upon other matters properly coming before the Annual Meeting and any adjournments thereof.

Please date and sign exactly as your name appears below. In the case of joint holders, each should sign. If the signor is a corporation or partnership, sign in full the corporate or partnership name by an authorized officer or partner. When signing as attorney, executor, trustee, officer, partner, etc., give full title.

Dated: _____________, 2005

Signature
          ----------------------------------------------------------------------

Signature
          ----------------------------------------------------------------------

PLEASE DATE, SIGN (EXACTLY AS THE SHARES ARE HELD) AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN THIS PROXY WITHOUT OTHERWISE MARKING THE FORM, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING.

1. The election of Marty L. Williams, Sara Williams and Eric Nickerson as Directors.

                  ____ FOR ALL NOMINEES ___ WITHHOLD AUTHORITY

(If you wish to withhold authority to vote for one or more, but less than all of the nominees named above, so indicate on the line provided below.)

--------------------------------------------------------------------------------

2. The proposal to change the Company's name from Tenet Information System, Inc. to LGA, Inc.

                         ___ FOR ___ AGAINST ___ ABSTAIN


3. The proposal to approve and adopt the 2005 Equity Incentive Plan.

                         ___ FOR ___ AGAINST ___ ABSTAIN


4. Ratification of the appointment of Cordovano and Honeck, Inc., Certified Public Accountants as the independent auditors of the Company for fiscal year ending June 30, 2005.

                         ___ FOR ___ AGAINST ___ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

                             ___ WITHHOLD AUTHORITY